SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2025
Subsequent events [Abstract]
SUBSEQUENT EVENTS
33. SUBSEQUENT EVENTS
The Group has evaluated subsequent events through February 19, 2026, which is the date the Consolidated Financial Statements were authorized for issuance, and identified the following matters:
Under the common share repurchase program, from January 1, 2026 to February 13, 2026 the Company purchased an additional 276,643 common shares for total consideration of €82.0 million. At February 13, 2026, the Company held in treasury an aggregate of 16,921,249 common shares.
On February 19, 2026, the Board of Directors of Ferrari N.V. recommended to the Company’s shareholders that the Company declare a dividend of €3.615 per common share, totaling approximately €640 million. The proposal is subject to the approval of the Company’s shareholders at the Annual General Meeting to be held on April 15, 2026.